SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2003

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-28288 (Commission File Number)	77-0223740 (IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320,
Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s telephone number, including area code:	(714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On November 21, 2003, CardioGenesis issued a press release announcing (i) that Michael J. Quinn has resumed the position of President, effective immediately, and (ii) that Christine Ocampo was appointed Acting Chief Financial Officer, Secretary and Treasurer.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated November 21, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: November 21, 2003	By:	/s/ CHRISTINE OCAMPO Christine Ocampo Acting Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of CardioGenesis Corporation, dated November 21, 2003.